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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                              -------------------

                                    FORM 8-K

               CURRENT REPORT FILED PURSUANT TO SECTION 13 OR
                    15(d) OF THE SECURITIES EXCHANGE ACT
                                   OF 1934


                               DATE OF REPORT
             (DATE OF EARLIEST EVENT REPORTED): FEBRUARY 9, 1998


                       THE HOUSTON EXPLORATION COMPANY
           (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

            DELAWARE                    001-11899               22-2674487
(STATE OR OTHER JURISDICTION OF  (COMMISSION FILE NUMBER)   (I.R.S. EMPLOYER
INCORPORATION OR ORGANIZATION)                             IDENTIFICATION NO.)


                           1100 LOUISIANA, SUITE 2000
                             HOUSTON, TEXAS  77002
                             (ADDRESS OF PRINCIPAL
                               EXECUTIVE OFFICES
                                 AND ZIP CODE)

                                 (713) 830-6800
                        (REGISTRANT'S TELEPHONE NUMBER,
                              INCLUDING AREA CODE)





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ITEM 5. OTHER EVENTS

         On February 9, 1998, The Houston Exploration Company issued a press release which announced the commencement of the private offering of an aggregate of $150,000,000 of Senior subordinated notes due 2008.
The press release is filed as an exhibit to this Current Report on Form 8-K pursuant to Rule 135c under the Securities Act of 1933, as amended.

ITEM 7.  EXHIBITS

         Exhibit 99.1     --   Press Release




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  THE HOUSTON EXPLORATION COMPANY

Date: February 9, 1998

                                  By:  /s/ James G. Floyd
                                      ------------------------------------------
                                           James G. Floyd
                                       President and Chief Executive Officer




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                               INDEX TO EXHIBITS


EXHIBITS            DESCRIPTION
NUMBER

Exhibit 99.1  ----  Press Release










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